SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                May 24, 2001
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                     (Date of earliest event reported)


                      Bank West Financial Corporation
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           (Exact name of registrant as specified in its charter)


Michigan                           000-25666                     38-3203447
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(State or other jurisdiction (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



         2185 Three Mile Road NW, Grand Rapids, Michigan     49544
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           (Address of principal executive offices)       (Zip Code)


                               (616) 785-3400
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            (Registrant's telephone number, including area code)


                                    N/A
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(Former name, former address and former fiscal year, if changed since last report)





ITEM 5.   OTHER EVENTS


     On May 24, 2001, Bank West Financial Corporation (the "Company"), Chemical Financial Corporation ("Chemical") and BWFC Acquisition Corporation entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which Chemical will acquire the Company (the "Merger"). The Agreement calls for Chemical to pay $11.50 in cash for each outstanding share of Company common stock other than shares owned by Chemical. All options to purchase Company common stock outstanding upon consummation of the Merger will be cancelled and in consideration of such cancellation, the option holders will receive a cash payment equal to the difference, if any, between $11.50 and the exercise price of the options. In addition, Bank West, the wholly owned subsidiary of the Company, will merge with Chemical Bank West, a wholly-owned subsidiary of Chemical.

     Under the terms of the Agreement, in the event the Merger is not consummated under certain circumstances, the Company will pay Chemical a
termination fee equal to $750,000.   The Merger is subject to various
conditions, including the approval of the Agreement by the Company's stockholders, the receipt of approvals of state and federal regulatory authorities, and certain third party consents. The Merger will be accounted for as a purchase and is currently expected to close in the fourth quarter of 2001.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Agreement attached hereto as
Exhibit 2.1 and made a part hereof by reference thereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               See Exhibit Index
















                                     2

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BANK WEST FINANCIAL
                                     CORPORATION




Date: May 25, 2001                  By:  /s/Ronald A. Van Houten
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                                         Ronald A. Van Houten
                                         President and Chief Executive Officer





















                                     4

                                EXHIBIT INDEX




Exhibit Number                                Description
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2.1                          Agreement and Plan of Merger, dated as of May
                             24, 2001, among Bank West Financial
                             Corporation, Chemical Financial Corporation and BWFC Acquisition Corporation


99.1* Press release dated May 25, 2001 issued jointly on May 25, 2001 by Bank West Financial Corporation and Chemical Financial Corporation


________________

(*) Incorporated by reference from the filing made with the Securities and Exchange Commission on May 25, 2001 by the Company as additional definitive proxy materials.